EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 10, 1996, in the Registration Statement (Form S-1 No. 333-4497) and related Prospectus of UtiliMed, Inc. for the registration of 2,875,000 shares of its common stock.

                                                           ERNST & YOUNG LLP


Milwaukee, Wisconsin
July 8, 1996